Summary Prospectus February 2, 2026

DoubleLine Commodity Strategy ETF

Ticker: DCMT

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its principal risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and the most recent reports to shareholders, online at doubleline.com/documents/fund-documents/. You can also get this information at no cost by calling (855) 937-0772 or by sending an e-mail request to DoubleLine at ETFinfo@doubleline.com.

This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, both dated February 2, 2026, each as supplemented from time to time.

DoubleLine || 2002 N. Tampa Street, Suite 200 || Tampa, FL 33602 || (855) 937-0772

ETFinfo@doubleline.com || www.doubleline.com

Investment Objective

The Fund’s investment objective is to seek total return (capital appreciation and current income).

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The investment advisory agreement between DoubleLine ETF Trust and DoubleLine Alternatives LP (the “Adviser” or “DoubleLine Alternatives”), the Fund’s adviser, provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, acquired fund fees and expenses, accrued deferred tax liabilities, distribution fees or expenses, and any extraordinary expenses (such as litigation). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the fee table or example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.66%

[1]

The Fund expects to enter into index-related swap transactions, under which the Fund will incur fees payable to its counterparties. Those fees are expected to reduce the index-based returns to the Fund under the swaps. As of the date of this Prospectus, the Fund estimates that it will pay fees to its swap counterparties of approximately 0.25% of the Fund’s net assets. Such fees are not reflected in the table above or in the example below. Actual expenses may be higher or lower and will change over time. See “Index Risk - Note regarding Index-Based Swaps” for more information regarding such expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	$67
3 Years	$211
5 Years	$368
10 Years	$822

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund normally seeks to generate total return over a full market cycle through long exposures to commodity-related investments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in commodity-related investments. Commodity-related investments may include, but are not limited to, investments in commodities, investments in instruments tied or related to one or more commodities or commodity-related indices or investments in companies with direct or indirect exposure to commodities (e.g., an investment in an oil production company or a mining company). The commodities to which the Fund expects to have investment exposure principally include, without limitation, industrial metals (e.g., aluminum, copper, lead, nickel, zinc); precious metals (e.g., gold and silver); oil, gas and other energy commodities (e.g., crude oil, brent oil, gasoil, RBOB (reformulated blendstock for oxygenate blending) gasoline, and heating oil); agricultural products (e.g., coffee, corn, soybeans, sugar, cotton, wheat); and livestock (e.g., lean hogs, live cattle). The Fund expects to gain broad commodity exposures consistent with the Barclays Backwardation Tilt Multi-Strategy Index (the “Barclays Index”) by entering into total and excess return swaps, futures contracts, options on futures and/or forward contracts the performance of which is based on the performance of the Barclays Index.

The Fund expects to use instruments that involve investment leverage to achieve commodity exposures and expects to have, under normal circumstances, investment exposure to commodities in an amount up to the value of the Fund’s total assets. Because the Fund expects to obtain its commodities exposures through total and excess return swaps, futures contracts, options on futures, and/or forward contracts that do not require significant investment of the Fund’s cash, the Fund expects to have cash available to invest in other assets. The Fund currently expects that those other investments will be comprised principally of fixed-income investments. See “Fixed Income Investments” below. It is possible that the Fund might lose money on both its commodity exposures and on its fixed-income investments.

The Fund expects to enter into swap transactions based on the Barclays Index with a single or a limited number of counterparties for the foreseeable future and, since the Fund’s inception, the Fund has obtained exposure to the Barclays Index through swap transactions with a single counterparty. When multiple swap counterparties are available for the Fund, the Adviser will normally consider a variety of factors, including, without limitation, cost; the quality, reliability, and responsiveness of a counterparty; the operational compatibility between a counterparty and the Adviser; and a counterparty’s creditworthiness. Through the Fund’s exposure to derivative instrument counterparties, the Fund expects to have exposure to the financial services sector.

In order to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), a fund must meet requirements including regarding the source of its income. Income from certain commodity-related instruments and from direct investments in commodities does not constitute income that meets the qualification requirements for a RIC under the Code (“qualifying income”). The Fund generally intends to gain exposure to commodities through direct investments that it believes give rise to qualifying income or indirectly through its investment in one or more subsidiaries in a manner that gives rise to qualifying income. In particular, the Fund expects to obtain commodities exposures by investing in one or more subsidiary private investment vehicles organized outside the United States that invest directly or indirectly in commodities or in derivatives transactions relating to commodities where the Adviser determines that it may benefit the Fund if the subsidiary invests in those transactions. DoubleLine Commodity ETF Ltd., a wholly-owned subsidiary of the Fund (the “Subsidiary”), is currently expected to participate in such investments. A fund must also limit its investment in a subsidiary or group of subsidiaries to no more than 25% of the fund’s total assets as of the end of each quarter of the fund’s taxable year in order to meet the asset diversification requirement for qualification as a RIC. The Fund does not expect to invest more than 25% of its total assets in a subsidiary or group of subsidiaries as of the end of each quarter of the Fund’s taxable year, though its investments in the Subsidiary may exceed 25% of its assets at times other than the end of each quarter of the Fund’s taxable year. The Subsidiary will make the swap, futures, option and/or forward investments that give the Fund exposure to the Barclays Index. When used in this Prospectus the term “Fund” includes the Subsidiary, and the term “invest” includes investments that the Fund makes through the Subsidiary.

Within its broad commodity universe, the Barclays Index, which consists of futures contracts, generally favors maintaining higher weightings to commodities that exhibit backwardation in the term structures of their futures contracts (i.e., where prices of the contracts with shorter-term expirations will be higher than for contracts with longer-term expirations). For each commodity, the Barclays Index seeks to provide exposure to the most attractive futures contract (i.e., contract selection) based on a variety of factors including carry, seasonality, and momentum:

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The carry factor seeks to select the futures contract that is expected to offer the best carry for the following month (“carry” refers to the relative performance of futures tenors driven by the convergence of futures prices to spot prices at expiration) (“tenor” refers to the length of time remaining before a futures contract expires and “spot” refers to the price at which a commodity can be bought or sold for immediate delivery).

•	The seasonality factor seeks to provide exposure to a static December futures tenor that may generally outperform a position held in the front-month futures tenor.

•	The momentum factor seeks to provide exposure to the futures contract that has outperformed to the greatest degree the front-month contract rolling exposure over the past year.

The Barclays Index seeks to capture two sources of potential outperformance in commodity futures markets. The first source of potential outperformance comes through selecting, for each relevant commodity, the eligible futures contract that is expected to offer the best outperformance relative to the front-month contract rolling exposure used by the Bloomberg Commodity Index. This is achieved through the use of certain futures contract selection methodologies referred to together as “Multi-Strategy.” These Multi-Strategy methodologies select a futures contract for each commodity that may differ from the futures contract selected by the Bloomberg Commodity Index, based on the factors described above including carry, seasonality and momentum. The second source of potential outperformance comes through overweighting (relative to the weightings in the Bloomberg Commodity Index) the exposure of the Barclays Index to the futures contracts of commodities that exhibit the highest degree of backwardation in the term structures of their futures contracts, while simultaneously underweighting the exposure to the futures contracts of commodities that exhibit a lower degree of backwardation. Historically, the commodities with a higher degree of backwardation have generally had better historical average performance than the commodities with a lower degree of backwardation.

As of the date of this Prospectus, the Adviser has licensed from Barclays Bank PLC (“Barclays” or the “Index Provider”) the right to use the Barclays Index as part of the Fund’s principal investment strategies, and the Fund currently expects to obtain all or substantially all of its commodities-related investment exposure through derivative instruments the performance of which is based on the performance of the Barclays Index. However, the Adviser at any time may discontinue the use of the Barclays Index, may supplement exposure to the Barclays Index with other commodities-related exposures, or may use other commodities-related indices at any time and without notice. There can be no assurance that the Fund will continue to use the Barclays Index in implementing its principal investment strategies.

Fixed Income Investments. The Fund expects to obtain its commodities exposures using derivatives that allow the Fund to achieve those exposures without significant investment of cash. As a result, the Fund expects to have available to it cash assets to invest in debt securities managed by the Adviser, in order to seek to provide additional total return over a full market cycle. The Fund may invest directly in debt instruments; alternatively, the Adviser may choose to invest all or a portion of the Fund’s assets in one or more fixed income ETFs or funds advised by the Adviser or a related party of the Adviser. Fixed income investments in which the Fund intends to invest include (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities), specifically, U.S. Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association; (ii) investment-grade debt securities (i.e., those rated above Ba1 by Moody’s Investors Service, Inc. or above BB+ by S&P Global Ratings or Fitch Ratings, Inc.) or unrated debt securities that the Adviser determines to be of similar credit quality, as rated or determined at the time of investment; or (iii) short-term investments, such as commercial paper, repurchase agreements and money market funds. Although the Fund may invest in individual securities of any maturity or duration, the Adviser will normally seek to construct a fixed income portfolio for the Fund with a dollar-weighted average effective duration of one year or less. Historically, the Fund has limited its fixed income investments to U.S. Treasury obligations with a maturity of one year or less and expects to continue to do so, but may change this practice at any time and without further notice.

Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended, and may invest in the securities of a smaller number of issuers than a diversified fund.

Principal Risks

The value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

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active management risk: the risk that the Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available investments. Any given investment strategy may fail to produce the intended results, and the Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

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cash position risk: the risk that to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited. Cash equivalents and other short-term investments include short-term U.S. Treasury securities, commercial paper, repurchase agreements and money market funds.

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cash transactions risk: Unlike most other ETFs, the Fund may, from time to time, effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

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commodities risk: the risk that the value of the Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by, among other factors, market movements, commodity index volatility, changes in interest rates, or factors affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, war, embargoes, tariffs and international economic, political and regulatory developments. The Fund expects to have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

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commodity pool regulatory  risk: The Fund’s investment exposure to instruments such as futures or swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

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counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding.

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swap risk: The Fund expects to enter into swap transactions related to the Barclays Index with a single or a limited number of counterparties for the foreseeable future and, since the Fund’s inception, the Fund has obtained exposure to the Barclays Index through swap transactions with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

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credit risk: the risk that an issuer, counterparty or other obligor to the Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities tend to be particularly sensitive to these changes. Certain debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

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extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

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interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Fiscal, economic, monetary or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.

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prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

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derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. To the extent that the Fund’s investment in derivatives are commodity-related, such investments will also be subject to commodities risk. Please see “commodities risk” herein for more information.

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emerging market country risk: the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	ETF related risks:

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Authorized Participant concentration risk: as an ETF, the Fund issues and redeems shares on a continuous basis at net asset value (“NAV”) only in a large specified number of shares called a “Creation Unit.” Only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase (or create) and redeem shares directly from the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

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secondary market trading risk: as an ETF, shares of the Fund trade on an exchange, the NYSE Arca, Inc. (the “Exchange”). The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV.

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absence of active market: although the Fund’s shares are currently listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in Fund shares. The absence of an active market for the Fund’s shares may contribute to the Fund’s shares trading at a premium or discount to NAV.

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early close/trading halt/delisting risk: trading in Fund shares may be halted due to market conditions or for other reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. Additionally, an exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. The Fund must satisfy various standards established by the Exchange in order to ensure that Fund shares can continue to be listed for trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met.

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trading in fund shares is subject to expenses: most Fund investors will buy and sell Fund shares on the Exchange or on another secondary market. When buying or selling shares of the Fund, investors typically will pay brokerage commissions or other charges imposed by brokers as determined by that broker. In addition, secondary market investors will also incur the cost of the difference between the price that a buyer is willing to pay for shares (the “bid” price) and the price at which a seller is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.”

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fund shares may be sold short: shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with short selling activity.

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Fund shares may trade at prices other than NAV: shares of the Fund trade on the Exchange at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s shares fluctuates continuously throughout trading hours in response to relative supply of and demand for Fund shares on the Exchange and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Fund shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of a shareholder’s investment. During such periods, shareholders may be unable to sell their shares, may pay significantly more than NAV when buying Fund shares, or may receive significantly less than NAV when selling Fund shares.

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financial services risk: the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; (viii) events leading to limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, leading to market-wide liquidity problems; and (ix) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

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focused investment risk: the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

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foreign investing risk: the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and non-U.S. taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

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index risk: the risk that the portion of the Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which the Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, including the Barclays Index, will be maintained indefinitely or that the Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

Although the Adviser has licensed the right to use the Barclays Index as part of implementing the Fund’s principal investment strategies, there can be no guarantee that the Barclays will maintain it indefinitely, that the Fund will use the Barclays Index to implement its principal investment strategies, or that other circumstances will not prevent the Fund from obtaining cost-effective synthetic investment exposure to the Barclays Index. In those or similar conditions, the Adviser or the Fund’s Board of Trustees may, in its sole discretion and without advance notice to shareholders, license or select another index or basket of commodities to use in implementing the Fund’s principal investment strategies. There can be no assurance that any substitute index or basket so selected will be similar to the Barclays Index or will perform in a manner similar to the Barclays Index. Unavailability of the Barclays Index could affect adversely the ability of the Fund to achieve its investment objective.

The Barclays Index consists of futures contracts that were selected, in part, on the basis of their historical backwardation in relation to the spot price for the underlying commodity and on carry characteristics, seasonality, momentum, and fundamentals. Any investment exposure tied or related to the Barclays Index is subject to, among other things, the risk that the historical behavior of the futures contracts comprising the Barclays Index may not continue as expected and that the prices of the futures contracts held by the Fund may depreciate.

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investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

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large transactions risk: the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. In addition, a large number of shareholders collectively may purchase or sell Fund shares in large amounts rapidly or unexpectedly. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders. Shareholder redemptions can only be effected in Creation Units.

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leveraging risk: the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

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limited operating history risk: the Fund is newly formed and has no or a limited operating history for investors to evaluate. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

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liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

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market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Please see “debt securities risks – interest rate risk” herein for more information.

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models and data risk: the risk that the quantitative models or related data used in managing the Fund fail to identify profitable opportunities. In addition, failures to properly gather, organize, and analyze large amounts of data or errors in a model or data, or in the application of such models, may result in, among other things, execution and investment allocation failures and investment losses. For example, the models may incorrectly identify opportunities or data used in the construction and application of models may prove to be inaccurate or stale, which may result in misidentified opportunities that may lead to substantial losses for the Fund. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance.

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non-diversification risk: the risk that, because a relatively higher percentage of the Fund’s assets may be invested in a limited number of issuers, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company under Subchapter M of the Code.

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operational and information security risks: an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The rapid development and increasingly widespread use of artificial intelligence in the financial services industry, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

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securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund allocates a higher percentage of its investment portfolio to a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

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tax risk: in order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-related derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-related instruments, ETFs and other investment pools will not give rise to qualifying income. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax, and shareholders of the Fund would be subject to the risk of diminished returns.

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U.S. government securities risk: the risk that debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. government securities.

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valuation risk: the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” for a more detailed description of the principal risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s shares for each full calendar year since the Fund’s inception. The table below shows how the average annual total returns of the Fund’s shares for the periods shown compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s investment results can be obtained at no charge by calling (855) 937-0772 or by visiting the Fund’s website at www.doubleline.com.

During the periods shown above, the highest and lowest quarterly returns earned by the Fund’s shares were:

Highest:	5.55%	Quarter ended: 3/31/2025
Lowest:	-4.10%	Quarter ended: 6/30/2025

The year-to-date total return for the Fund as of December 31, 2025 was 6.22%.

Average Annual Total Returns (for the period ended December 31, 2025)

	One Year	Since Inception (January 31, 2024)
Return Before Taxes	6.22%	5.08%
Return After Taxes on Distributions	4.70%	3.94%
Return After Taxes on Distributions and Sale of Shares	3.69%	3.41%
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes)	15.77%	10.70%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	21.35%

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual U.S. federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-advantaged account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. The Bloomberg Commodity Index Total Return is an index calculated on an excess return basis that reflects commodity futures price movements. This index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from the 6th-10th business day based on the roll schedule. The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.

Investment Adviser

DoubleLine Alternatives LP is the investment adviser to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with the Investment Adviser
Jeffrey Sherman	Since the Fund’s inception in 2024	Portfolio Manager
Jeffrey Mayberry	Since the Fund’s inception in 2024	Portfolio Manager
Eric Dhall	Since December 2024	Portfolio Manager

Purchase and Sale of Fund Shares

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid/ask spread”). Information on the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.doubleline.com.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account (IRA). If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

DoubleLine || 2002 N. Tampa Street, Suite 200 || Tampa, FL 33602 || (855) 937-0772

ETFinfo@doubleline.com || www.doubleline.com

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